CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

We hereby consent to the use in the Registration Statement on Form SB-2 of Who’s Your Daddy Inc. (a development stage company; formerly Snocone Systems Inc.) of our report, dated April 22, 2005 on the balance sheet of Snocone Systems Inc. (a development stage company) as at December 31, 2004 and the related statements of operations, cash flows, and stockholders’ equity for the period from inception on October 12, 2000 to December 31, 2004.

Vancouver, Canada October 7, 2005	“Morgan & Company” Chartered Accountants

Tel: (604) 687-5841	P.O. Box 10007 Pacific Centre
Fax: (604) 687-0075	Sute 1488 - 700 West Georgia Street
www.morgan-cas.com	Vancouver, B.C. V7Y 1A1